SUBSIDIARIES OF THE REGISTRANT

                                                        State of

                                                      Incorporation

                                                    ----------------

Northeast Utilities (a Massachusetts business trust)       MA

   The Connecticut Light and Power Company                 CT

      CL&P Funding LLC                                     DE

      CL&P Receivables Corporation                         CT

   Holyoke Water Power Company                             MA

      Holyoke Power and Electric Company                   MA

   North Atlantic Energy Corporation                       NH

   North Atlantic Energy Service Corporation               NH

   Northeast Nuclear Energy Company                        CT

   Northeast Utilities Service Company                     CT

   NU Enterprises, Inc.                                    CT

      Select Energy Services, Inc.                         MA

         Select Energy Contracting, Inc.                   MA

      Mode 1 Communications, Inc.                          CT

      Northeast Generation Company                         CT

      Northeast Generation Services Company                CT

         E. S. Boulos Company                              CT

         Woods Electrical Co., Inc.                        CT

      Select Energy, Inc.                                  CT

         Select Energy New York, Inc.                      DE

      Woods Network Services, Inc.                         CT

   Public Service Company of New Hampshire                 NH

      PSNH Funding LLC                                     DE

      PSNH Funding LLC 2                                   DE

   The Quinnehtuk Company                                  MA

   The Rocky River Realty Company                          CT

   Western Massachusetts Electric Company                  MA

      WMECO Funding LLC                                    DE

   Yankee Energy System, Inc.                              CT

      Yankee Gas Services Company                          CT